SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549




                                    FORM 8-K


                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


       Date of Report (Date of Earliest Event Reported): February 24, 2003


                             Dycom Industries, Inc.
             (Exact name of Registrant as specified in its charter)


       Florida                         0-5423                 59-1277135
(State or other jurisdiction         (Commission           (I.R.S. Employer
    of incorporation)                File Number)          Identification No.)


4440 PGA Boulevard, Suite 500, Palm Beach Gardens, Florida                33410
                      (Address of principal executive offices)        (Zip Code)


Registrant's telephone number, including area code:  (561) 627-7171


                             Exhibit Index on Page 3

Item 9.   Regulation FD Disclosure.

          On February 24, 2003, Dycom Industries Inc. issued two press releases. One press release announced 2003 second quarter results and guidance for the remainder of fiscal 2003. The other press release announced a stock repurchase program.

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


                                  EXHIBIT INDEX

Exhibit No                          Description
----------                          -----------

  99.1      Press release of Dycom Industries, Inc. issued on February 24, 2003.
  99.2      Press release of Dycom Industries, Inc. issued on February 24, 2003.


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

                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         DYCOM INDUSTRIES, INC.


Date: February 24, 2003                  By:   /s/  Steven Nielsen
                                              --------------------------------
                                              Name:   Steven Nielsen
                                              Title:  President and
                                                      Chief Executive Officer


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